UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

FRANKLIN FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-12126	23-144083
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Main Street, Chambersburg, Pennsylvania	17201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 264-6116

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 23, 2009, Franklin Financial Services Corporation issued a press release to correct media reports erroneously identifying Gordon B. Grigg, charged in a federal felony filed April 22, 2009 in the U.S. District Court for the Middle District of Tennessee in Nashville, as an associate of Franklin Financial Services Corporation. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Financial Services Corporation

Date: April 23, 2009

 /s/ William E. Snell, Jr.
William E. Snell, Jr., President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 23, 2009